Differences between Income Taxes Calculated at Federal Statutory Rate and Income Tax Expense (Detail) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Schedule Of Income Taxes [Line Items]
Federal taxes based on statutory rate	$ 3,032,719	$ 2,867,834	$ 2,901,869
State income taxes, net of federal benefit	187,469	178,275	139,785
Tax-exempt investment interest	(1,159,571)	(1,231,567)	(1,201,271)
Other, net	(290,714)	(163,734)	(523,321)
Income tax expense	$ 1,769,903	$ 1,650,808	$ 1,317,062